PRELIMINARY


                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

                    ARROW-MAGNOLIA INTERNATIONAL, INC.
                             2646 Rodney Lane
                            Dallas, Texas 75229


                          To be Held May 21, 1998

       Notice is hereby given that the Annual Meeting of Shareholders of Arrow-Magnolia International, Inc. will be held on Thursday, May 21, 1998 at 10:00 a.m., Dallas, Texas time at the Community Room, Chase Bank of
Texas, 12875 Josey Lane, Farmers Branch, Texas 75234, for the following purposes:

       1. To elect a Board of Directors of five (5) persons as nominated in the accompanying Proxy Statement, such Directors to hold office until the next annual meeting of shareholders and until their successors are elected;

       2. To ratify the declaration of a 10% stock dividend on the Company's common stock; and

       3. To transact such procedural matters as may properly be brought before the meeting or any adjournment or adjournments thereof.

       Said meeting may be adjourned from time to time without other notice than by announcement at said meeting, or at any adjournment thereof, and any and all business for which said meeting is hereby noticed may be transacted at any such adjournment.

       The Board of Directors has fixed April 9, 1998 as the date for taking of a record of the shareholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof. The stock transfer books will not be closed.

       Enclosed is a form of Proxy solicited by the Board of Directors of the Company. Shareholders who do not plan to attend the meeting in person are requested to date, sign and return the enclosed Proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. Your Proxy may be revoked at any time before it is exercised and will not be used if you attend the meeting and prefer to vote in person.


       BY ORDER OF THE BOARD OF DIRECTORS


                                         MORRIS SHWIFF
                                      President and Chief Executive Officer





Dallas, Texas
April 10, 1998

                    ARROW-MAGNOLIA INTERNATIONAL, INC.
                             2646 Rodney Lane
                            Dallas, Texas 75229

                              PROXY STATEMENT

                  Solicitation by the Board of Directors
                     of Proxies from Shareholders for
                    the Annual Meeting of Shareholders
                        to be held on May 21, 1998

     The Board of Directors of Arrow-Magnolia International, Inc.
(hereinafter called the "Company") solicits your proxy in the enclosed form, which you are requested to fill out, sign as indicated and return to the Company in the enclosed, self-addressed envelope, which requires no postage if mailed in the United States. You are
encouraged to return your completed proxy whether or not you intend to attend the meeting in person.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by filing a written revocation or a duly executed proxy bearing a later date. Any written revocation may be delivered in person or mailed to the Company at 2646 Rodney Lane, Dallas, Texas 75229,Attn: President.
A shareholder who attends the Annual Meeting in person may revoke his proxy at the Annual Meeting and vote in person if he so desires.

     Proxies are being solicited by mail and all expenses of solicitation have been or will be borne by the Company. The approximate day on which this Proxy Statement and form of proxy will be sent to security holders is April 13, 1998.

     April 9, 1998 has been fixed as the record date for the determination of shareholders of the Company entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof. At the close of business on that date, 2,681,392 shares of Common Stock, par value $0.10 per share, (the "Common Stock"), were issued and outstanding, each share entitling the holder thereof to one vote. Cumulative voting in the election of Directors is not allowed.

     Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the Annual Meeting. Because Directors are elected by a plurality of the votes cast by shareholders, abstentions and broker non-votes are not counted and have no effect in determining which candidates have received the highest number of votes and are elected, except in affecting the total number of votes cast for a nominee. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares, an abstention or non-vote will have the same effect as a vote against the matter being voted upon.

     All shares of the Company represented by proxies relating to shares of the Common Stock received in time and in proper form and condition and not revoked will be voted as specified in the proxy, or in the absence of specific direction, the proxy will be voted by the person designated therein:


     1. FOR the election as Directors of the Company of the five (5) nominees named below to hold office until the next annual meeting of shareholders and until their respective successors shall be duly elected. In the event any of such nominees should become unable to serve as a Director, the proxies will be voted in accordance with the best judgment of the person acting under it.

     2. FOR ratification of the declaration of a 10% stock dividend on the Company's common stock.

     The management knows of no other matters to be submitted to the 1998 Annual Meeting with respect to which the shareholders are entitled to vote, but if other procedural matters do properly come before the meeting, the persons named in the proxy will vote according to their best judgment.

                          SECURITIES OWNERSHIP OF
                 CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the Company's Common Stock owned at April 9,
1998, by (i) each shareholder known to the Company to own beneficially more than 5% of the Company's Common
Stock, (ii) each of the Company's Directors or nominees for Director, and
(iii) all officers, Directors and nominees as a group. All of the officers, Directors and nominees of the Company, who own beneficially 64.3% of the
Company's Common Stock and 57.9% of the Company's outstanding Common Stock, have indicated their intention to vote for each of the nominees to be presented to the shareholders at the Annual Meeting. These votes, when cast, will be sufficient to assure election of each of the nominees regardless of whether other shareholders vote for or against or do not vote with respect to the nominees.

Name and Address                Number of Shares              Percent
of Beneficial Owner             Beneficially Owned            of Class

Morris Shwiff                    980,999(1)      34.4%
2646 Rodney Lane
Dallas, Texas 75229

Mark I. Kenner                   620,720(2)       21.8%
2646 Rodney Lane
Dallas, Texas 75229

Fred Kenner                      383,980(3)       13.5%
2646 Rodney Lane
Dallas, Texas 75229

Robert D. DeRosier                  45,430         1.7%

Clifton R. Duke                      5,500        *

All Officers, Directors          2,036,629(4)     64.3%
and Nominees as a Group
(Five Persons)

* Less than 1%

(1) Includes 169,400 shares which may be acquired upon exercise of an option.

(2) Includes 159,720 shares which may be acquired upon exercise of an option.

(3) Includes 154,880 shares which may be acquired upon exercise of an option.

(4)     Includes 484,000 shares which may be acquired upon exercise of options.

                   ELECTION OF DIRECTORS AND INFORMATION
                       AS TO DIRECTORS AND NOMINEES

  At the 1998 Annual Meeting, the shareholders of the Company will elect five
(5) Directors, in each case
to hold office until the next annual meeting and until their respective successors shall be duly elected. There will be submitted by the Board of Directors of the 1998 Annual Meeting for election as Directors the following five (5) nominees:

  Morris Shwiff
  Mark I. Kenner
  Fred Kenner
  Robert D. DeRosier
  Clifton R. Duke

  The Directors, nominees and executive officers of the Company are as follows:

  Name                    Age           Position With Registrant

  Morris Shwiff           76           Chairman of the Board, Director and
                                       President

  Mark I. Kenner          66           Director and Executive Vice President

  Fred Kenner             45           Director and Vice President, Secretary
                                       and Treasurer

  Robert D. DeRosier      71           Director

  Clifton R. Duke         63           Director


  All nominees were elected a Directors of the Company on June 27, 1997 and will hold their positions until their successors are elected.

  Each of the above named officers was elected to his respective offices with the Company by the Board of Directors of the Company on June 27, 1997, and serve as officers of the Company at the discretion of the Board of Directors. Mr. Mark I. Kenner is the father of Mr. Fred Kenner and there is no other family relationship between any of the executive officers or Directors of the Company.

  The principal occupation and employment during the past five years of the Directors and each of the executive officers of the Company are as follows:

  Morris Shwiff has served as Chairman of the Board of Directors and President of the Company since
December 1985. For more than five years prior to December 1985, Mr. Shwiff was a Director, President and principal stockholder of Arrow Chemical Corporation, which corporation was acquired by the Company in
December, 1985.

  Mark I. Kenner has served as Director and Executive Vice President of the Company since December
1985. For more than five years prior to December 1985, Mr. Kenner was a Director, Vice President and stockholder of Arrow Chemical Corporation.

  Fred Kenner has served as Director and Vice President, Secretary and Treasurer of the Company since
December 1985. For more than five years prior to December 1985. Mr. Kenner was a Director, Secretary and
Treasurer and stockholder of Arrow Chemical Corporation.

  Robert D. DeRosier is the retired Chairman of the Board of AmRep, Inc., a manufacturer of specialty chemicals, where he served until 1991. He received a Bachelor of Science in Chemical Engineering from
Northwestern University.

  Clifton R. Duke is Chairman Emeritus of the Board of Directors of Container Supply, Inc., the principal business of which is the distribution and sale of rigid packaging products. He served as President and Chief
Executive Officer of Chemscope Corporation, the principal business of which is the manufacture and sale of aerosol and liquid cleaning compounds. Mr. Duke is also General Partner of D&D Investments, the principal business of which is real estate development and leasing.

  Directors are elected annually and serve until their successors are duly elected and qualified. Officers serve at the discretion of the Board.

  The Company's Board of Directors has an Audit Committee composed of non-employee Directors Duke and DeRosier and the Company's Chairman, Morris Shwiff. The Audit Committee was appointed to review the
Company's financial statements and its relationship with its independent auditors. The Company has no standing nominating or compensation committee. During the fiscal year ended December 31, 1997, the Audit Committee held a total of three meetings and the Board of Directors held a total of eight meetings (or their equivalent), and each incumbent Director then serving participated in all of such meetings (or their equivalent).


Compliance With Section 16(a) of the Exchange Act.

  Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, none of the Directors, executive officers or beneficial owners of more than 10 percent of the Company's Common Stock during fiscal 1997 failed to file any report under Section 16(a) of the Exchange Act with respect to the Company's most recent fiscal year except that Messrs. Duke and DeRosier failed to timely file their initial Forms 3.

                          EXECUTIVE COMPENSATION

  The following table summarizes the monetary and non-monetary compensation paid by the Company during the three fiscal years ended December 31, 1997 to the Company's chief executive officer and to the Company's other executive officers.
                        SUMMARY COMPENSATION TABLE

                                                     Long-Term
                                                     Compensation Awards
Name and                      Annual                  Number of Shares
Principal                     Compensation            Subject to
Position          Year        Salary      Bonus       Options Granted

Morris Shwiff,      1997        $150,800    $37,700     0
Chairman of         1996        $140,400    $32,500     0
the Board           1995        $130,000    $17,940     0
and President

Mark I. Kenner,     1997        $144,300    $36,075     0
Director and        1996        $133,900    $30,875     0
Executive           1995        $123,500    $16,887     0
Vice President

Fred Kenner,        1997        $137,800    $34,450     0
Director and        1996        $127,400    $29,250     0
Vice President,     1995        $117,000    $15,990     0
Secretary and
Treasurer

Option Exercises and Fiscal Year End Option Values

  The following table reflects option exercises during the fiscal year ended December 31, 1997, the number of shares underlying both exercisable and unexercisable options as of the fiscal year end and the value of unexercised "in the money" options as of the fiscal year end:

                                  Number of
           Number                 Shares Underlying    Value of Unexercised
           of Shares              Unexercised Options   In the Money Options
           Acquired               at Fiscal Year End    at Fiscal Year End(1)
           on          Value                  Unexer-                Unexer
Name       Exercise    Realized   Exercisable cisable   Exercisable cisable
Morris
Shwiff        0           0         169,400     -           $1,037,575  -

Mark I.
Kenner        0           0         159,720     -           $  977,486  -

Fred
Kenner        0           0         154,880     -           $  948,640  -

(1) For purpose of calculating this value, the Company has utilized the closing price for the Company's common stock as of December 31, 1997 as reported by the NASDAQ SmallCap Market.

                 INFORMATION CONCERNING THE STOCK DIVIDEND

  On March 24, 1998, the Board of Directors declared a stock dividend of one share for each ten shares issued and outstanding. At the Annual Meeting, shareholders will consider whether to ratify this stock dividend.

  In connection with declaring this stock dividend, the Board of Directors established June 14, 1998 as the record date for determining shareholders entitled to participate and receive the stock dividend. Each record holder as of that date shall be entitled to receive on additional share of Common Stock for each ten shares held, unless the Directors shall determine to rescind the dividend after receiving the vote of the shareholders.

  No fractional shares will be issued as a result of the share dividend. Rather, any shareholder who would otherwise receive a fractional share shall receive a cash payment for the fractional share equal to the fair market value of the Company's Common Stock on the record date for such dividend (as determined by the Board of
Directors base upon trading information), multiplied by the fraction of a share resulting from such dividend.

  The Board of Directors have reserved the right to rescind the declaration of the stock dividend at any time prior to the record date after the vote of the shareholder is calculated. In the event that the stock dividend is not rescinded, then issuance and distribution of stock certificates for the additional shares should occur shortly after the record date of July 14, 1998.

  The declaration of the stock dividend will not affect the Company's shareholders' equity, but would increase the Company's stated capital by 10%.

  Management believes that increasing the absolute number of shares available for trading may encourage active trading in the Company's Common Stock and result in greater liquidity for the Company's shares.
Management therefore hopes that the dividend will make the investments of existing shareholders more liquid and may facilitate future offerings by creating an active market. The Company has no existing plans, undertakings, arrangements or agreements to conduct any additional offerings, however, and has not entered into any negotiations for such purpose. Furthermore, management has no present plans to adopt any anti-takeover or similar measures to ensure retention of control in connection with the dividend, nor is management aware of any efforts, within the past year, to obtain control of the Company.

  No approval of the shareholders is required to permit the stock dividend to be made, and the distribution of the stock dividend may proceed at the discretion of the Board of Directors regardless of the votes cast.  Rather,
the Board of Directors is requesting the vote of shareholders in order to gauge the receptivity of shareholders to the dividend. The Board will consider the votes cast before determining whether to rescind the dividend.


                      INDEPENDENT AUDITORS

  The Board of Directors of the Company has selected KPMG Peat Marwick LLP as the Company's independent auditors for fiscal 1998. Representatives of KPMG Peat Marwick are expected to be present at the Annual Meeting of Shareholders on May 21, 1998 to make any statement if they desire to do so and to respond to any appropriate questions of the shareholders.

                          SHAREHOLDERS' PROPOSALS

  The day by which proposals of shareholders intended to be presented at the 1999 annual meeting of shareholders must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting is December 11, 1998. It is important that proxies be returned promptly. Shareholders are requested to date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the 1997 Annual Meeting, you may revoke your proxy and vote in person if you so desire, otherwise your proxy will be voted for you.

                                BY ORDER OF THE BOARD OF DIRECTORS
                                Morris Shwiff, President

Dallas, Texas
April 10, 1998


NOTICE: Upon written request from a shareholder of record at April 9, 1998 (or from any beneficial owner representing that he is or was entitled to vote at the meeting), the Company will furnish without charge a copy of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, as filed with the Securities and Exchange Commission, including financial statement and schedules thereto and a list of exhibits not contained therein. The Company will furnish copies of the full text of any such exhibits, if requested, upon payment in advance of the fee prescribed therefor as specified in the list of exhibits accompanying the
Annual Report on Form 10-KSB. Such fee will reflect the Company's reasonable expenses incurred in providing copies of the exhibits. Requests should be directed to:


                               Morris Shwiff
                    Arrow-Magnolia International, Inc.
                             2646 Rodney Lane
                            Dallas, Texas 75229

                        THIS PROXY IS SOLICITED ON
                    BEHALF OF THE BOARD OF DIRECTORS OF
                    ARROW-MAGNOLIA INTERNATIONAL, INC.

  The undersigned shareholder of Arrow-Magnolia International,Inc. (the "Company"), revoking all prior proxies, does by these presents name, constitute and appoint Morris Shwiff and Fred Kenner and each of them, the true and lawful proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote all shares of the Common Stock, par value $0.10 per share, of the Company standing in the name of the undersigned on the books of the Company at the close of business on April 9, 1998 or in respect of which the undersigned is entitled to vote at the Company's Annual Meeting of Shareholders, to be held on May 21, 1998 at the Community Room,
Chase Bank of Texas, 12875 Josey Lane, Farmers Branch, Texas 75234, and at any and all adjournments thereof, on the following matters:

  1. Election of Directors

        FOR all nominees                            WITHHOLD
        listed below (except                AUTHORITY to vote
        as marked to the                    for all nominees
        contrary below)                     listed below

  Morris Shwiff, Mark Kenner, Fred Kenner,  Robert D. DeRosier and Clifton R.
Duke.
 .
  (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


2. Ratification of the declaration of a 10% stock dividend of the Company's common stock.

      FOR              AGAINST            WITHHOLD

3. In their discretion, upon such other procedural matters as may properly come before the meeting.

  Please complete, sign and mail this proxy promptly in the enclosed self-addressed envelope, which requires no postage if mailed in the United States. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL
BE VOTED "FOR" MATTERS NO. 1 AND 2.

  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the
Proxy Statement each dated April 9, 1998.

                                Dated           , 1998


                                Shareholder's Signature


                                Shareholder's Signature

NOTE: Please sign exactly as your name is shown on the left.
If stock stands in two or more names, please have all sign. If this Proxy is executed by a corporation, it should be signed in the name of the corporation by an officer thereunto duly authorized. If this Proxy is to be signed as attorney, executor, administrator, trustee, guardian, or in any representative capacity, the title of the person signing should be given in full and any necessary documentary evidence of authority to sign this Proxy should be presented.